ACQUISITION OF BP’S SOUTHERN CALIFORNIA REFINING AND MARKETING BUSINESS August 2012 Exhibit 99.2

FORWARD LOOKING STATEMENTS This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, Tesoro's competitive position and competitive advantages; the effects of our multi-year improvement plan; implementation of our supply and trading strategy; implementation of our marketing integration plan; refining throughput, yields and margins; the market outlook, including expectations regarding feedstock costs, differentials, spreads and imports; capital expenditures and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; cash flows, including projected EBITDA, as well as debt reduction and balance sheet strengths; our growth opportunities; and value, growth opportunities to maximize Tesoro's investment in Tesoro Logistics LP, offer and potential sale of the logistics assets to Tesoro Logistics LP, and the related estimated impact to EBTIDA and enterprise value. We have used the words "anticipate,” "believe,” "could,” "estimate,” "expect,” "intend,” "may,” "plan,” "predict,” "project,” “should,” "will" and similar terms and phrases to identify forward-looking statements in this Presentation. This contains certain statements that are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning the expected completion of the transaction, expected financing for the transaction, reduction in source air emissions, expected additional capital investments, expected cash flow and earnings diversification, potential synergies arising out of the transaction and timing and valuation of subsequent logistics transactions. For more information concerning factors that could affect these statements see our annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA, a non-GAAP financial measure, throughout the presentation. Please see Appendix for the definition and reconciliation of these EBITDA estimates. 1

Carson Refinery Tesoro Wilmington  Creates world scale refinery  Strengthens our West Coast business  Increases distillate yield  Lowers refining and distribution costs  Extensive, integrated logistics system  Reduces stationary source air emissions  Annual synergies of $250 million  Attractive acquisition price  Immediately accretive to earnings Acquisition provides unique benefits to California consumers and environment while creating value for Tesoro’s shareholders ACQUISITION HIGHLIGHTS 2

 Acquisition of BP’s Southern California refining and marketing business for $1,175 million – 266 MBD high complexity refinery in Carson, California – Integrated retail marketing network of 800 dealer sites – ARCO® brand ownership – Master franchisee for ampm® brand – Extensive logistics system, including marine, pipeline and terminaling assets – 400 megawatt gas supplied cogeneration facility, 51% ownership – 350,000 metric ton per year calciner for anode coke  Inventory value estimated at $1,300 million at current market prices  Talented organization with proven track record of success  Expect to close before mid-2013, subject to regulatory approval TRANSACTION OVERVIEW 3

 Attractive purchase price – $1,175 million for refining, marketing, logistics and complementary assets • About $1 billion of logistics assets to be sold to Tesoro Logistics LP • About $175 million for refining, marketing and complementary assets – $14 per complexity barrel(1), an historic low transaction multiple  Expected annual synergies of $250 million – Increase clean products yield, primarily distillates – Optimize feedstock supply and freight across West Coast system – Reduce operating and distribution costs  Highly accretive transaction(2): – Earnings per share: 24% in year 1; 24% in year 2 – EBITDA: 29% in year 1; 33% in year 2 (1) Purchase price before inventory and excluding the value of the logistics and retail marketing assets. (2) Consensus research estimates as of August 12, 2012. Based on Tesoro’s margin forecast, includes expected synergies. FINANCIAL OVERVIEW 4

 Funded with a combination of cash and debt – Cash of $500 to $750 million – Inventory financing of $500 to $750 million – Interim financing of $1,000 to $1,500 million  Interim financing retired through – Sale of logistics assets to Tesoro Logistics for about $1 billion – Sales of excess inventory and real estate for $225 to $300 million FINANCIAL OVERVIEW No change to recently announced stock buyback or dividend plans 5

$ millions 2013 2014 Tesoro Base EBITDA (1) 1,655 1,614 BP Assets EBITDA (2) 475 525 Total EBITDA 2,130 2,139 Improvement 29% 33% Tesoro Base Net Income (1) 677 662 BP Assets Net Income (2)(3) 165 160 Total Net Income 842 822 Tesoro Base EPS $4.82 $4.71 Tesoro + BP Assets EPS $5.99 $5.85 Accretion 24% 24% (1) Consensus research estimates as of August 12, 2012. (2) Based on full calendar year and Tesoro’s margin forecast, plus expected synergies. (3) Reflects depreciation from average annual sustaining capital spend of $125 million and annual turnaround spend of $125 million. HIGHLY ACCRETIVE 6

$ millions Purchase price 2,475 Less: Working capital (1,300) Less: Sale of logistic assets to TLLP (1,000) Less: Retail marketing (125) Net refining asset price(1) 50 Carson refinery capacity, MBD 266 Nelson Complexity 13.3 Price per capacity barrel (1) $188 Price per complexity barrel (1) $14 (1) Includes Carson refinery, Watson cogeneration 51% ownership and calciner. Significant opportunity for additional value creation ATTRACTIVE PURCHASE PRICE 7

$882 $593 $205 $171 $138 $106 $102 $28 $14 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 CVI Wynnewood (9/11) NTI St. Paul Park (10/10) PBF Toledo (12/10) VLO Meraux (9/11) PBF Paulsboro (9/10) HFC Tulsa (10/09) PBF Del City (4/10) HFC Tulsa (6/09) TSO Carson Note: Transaction multiple includes Carson refinery, Watson cogeneration 51% ownership and calciner. Source: Tesoro calculations, based on SEC filings. INDICATIVE PURCHASE PRICE COMPARISON Price per refinery complexity barrel 8

 Operational Efficiency and Effectiveness – Combined refineries creates world scale facility – Increases clean product yields – Enhances gasoline to diesel production flexibility – Lowers manufacturing costs – Reduces stationary source air emissions, reduces AB32 compliance costs  Commercial Excellence – Expands advantaged feedstock supply opportunities – Reduces crude oil shipping costs – Reduces product distribution costs TESORO’S STRATEGIC PRIORITIES 9

 Financial Discipline – Financing strategy preserves balance sheet strength – Value of logistics assets reduces cost of capital and effective purchase price – Total debt to total capitalization expected below 30% by end of first year post-close (1)  Value-driven Growth – Expands and strengthens Tesoro’s integrated business – Refining capacity grows to 941,000 bpd – Fully supports refining and marketing integration – Retail marketing system grows to 2,100+ stations – Market value of Tesoro Logistics grows by approximately $1 billion (2) – EBITDA grows from sales of anode coke, petrochemical feedstock and electricity TESORO’S STRATEGIC PRIORITIES (1) Based on consensus research estimates and expected financing plan. (2) Drop-down of Carson logistics assets expected to occur in multiple transactions over 12 month period post close. 10

250 2013E 2014E 2015E 2016E 2017E Synergy EBITDA $ millions  Capital improvements – Pipeline interconnections – Additional hydrotreating – Hydrocracker expansion Synergy Capital $ millions SYNERGY OVERVIEW 35 35 145 60 2013E 2014E 2015E 2016E 2017E Synergy value improves competitive profile of Tesoro’s West Coast business Note: Net synergy capital of $225 million (including net savings beyond 2017), capital plan net of capital avoidance.  Synergies – Feedstock optimization – Product distribution improvements – Operating improvements 25 - 35 100 - 120 165 - 185 215 - 235 (10) 11

 Freight economics to West Coast system – VLCC capability – Reduced cost of supply – Additional crude oil source opportunities – Lightering benefits shared with system refineries  Enhanced crude logistics optimization  Lower cost crude oil for ANS  Intermediate feedstock optimization FEEDSTOCK OPTIMIZATION SYNERGIES South American West African Middle Eastern Russian Alaskan Shale Canadian 12

 Lower distribution costs – Optimize retail distribution – Jet fuel to Los Angeles International Airport  Enhanced logistics utilization – Reduce reliance on third-party terminals – Opportunity to open proprietary systems to third-parties  Product quality optimization – Lower blending costs – Bio-fuels blending PRODUCT SYNERGIES 13

 Increase clean product yield, primarily distillates  Reduce stationary source air emissions (1) – CO2 emissions by 30% – NOx by 20% – SOx by 10%  Lower manufacturing costs  Lower turnaround costs  Combined plant efficiencies Reconfiguration will increase clean products yields while decreasing emissions OPERATING PROCESS SYNERGIES (1) Tesoro’s Wilmington refinery only. 14

0 2 4 6 8 10 12 14 16 18 20 0 50 100 150 200 250 300 350 400 Ne lso n C om ple xit y Throughput Capacity, mbpd Tesoro Wilmington BP Carson Refinery Combined refinery one of the largest and most complex on the West Coast WEST COAST REFINERIES Source: Oil and Gas Journal and PIRA Combined Refinery 15 MBD

ANS, 47% Middle Eastern, 33% Other Crudes, 13% Other Feedstocks, 7%  266 MBD refinery adjacent to Tesoro’s Wilmington, CA refinery  Nelson complexity of 13.3  650 acres of land  Top quartile of US refineries on utilization and energy efficiency  Experienced and highly skilled personnel  Track record of safe and reliable operations CARSON REFINERY Feedstocks - 2011 Product Yield - 2011 Source: BP 16 Light Ends 5% Gasoline 55% Jet 17% Diesel 17% Coke 4% Other 2%

 Approximately 800 dealer retail stations in Southern California, Nevada and Arizona  High volume stations, average over 245,000 gallons per month per site  Gasoline sales volumes balanced with refinery gasoline production  Acquiring the ARCO® brand and associated registered trademarks  Master franchisee license for ampm® brand  Supported by proprietary trucking fleet Integrated marketing drives high refinery utilization MARKETING 17

Watson Cogeneration Facility  Operator of 400 megawatt gas fired cogen  51% ownership interest  Largest cogen in California  Reliable electricity source for Carson Refinery  Sells excess electricity to utility grid Petroleum Coke Calciner  350,000 metric ton per year  Produces anode coke for global aluminum industry  Associated 35 megawatt cogen  Anode grade coke premium $400 per metric ton over fuel grade coke (1) Complementary assets diversify Tesoro earnings COMPLEMENTARY ASSETS (1) Source: 2011 Pace Petroleum Coke publication. 18

Marine and Storage Terminals and Pipelines  Three marine terminals; 400 MBD of crude oil and product throughput  VLCC capable dock  Over 7 mmbbls feedstock and product storage  114 miles of active pipelines  Pipeline access to Los Angeles International Airport Integrated logistics drive efficient and economic delivery of feedstocks and distribution of refined products Marketing Terminals  Four product terminals  Extensive distribution system  Supplies over 125 MBD  Ethanol blending capabilities LOGISTICS 19

VALUE OF LOGISTICS ASSETS  Extensive proprietary logistics system  Market-based rates on existing volumes generates EBITDA of $90 to $110 million – EBITDA growth potential from system optimization and third parties  Tesoro Logistics LP will be offered these assets – Expected MLP EBITDA multiples of 9x to 10x  MLP value of logistic assets of $900 to $1,100 million  Transactions accretive for TLLP unit holders, with growth potential  Tesoro’s equity ownership value in TLLP will increase due to higher distributions Tesoro Logistics acquires extensive logistics capabilities in accretive transactions and reduces effective purchase price of refining and marketing assets 20

Current Post Announced Tesoro Drops Post Carson Logistics Drops Carson logistics assets drive a step-change in TLLP enterprise value TLLP Enterprise Value $ billions TLLP EBITDA $ millions 2013E Post Announced Tesoro Drops Post Carson Logistics Drops (1) Long Beach and Anacortes Rail drop-downs previously announced (2) Drop-down of Carson logistics assets expected to occur in multiple transactions over 12 month period post close. TESORO LOGISTICS LP IMPACT OF ACQUISITIONS 100 - 110 135 - 150 225 - 260 1.3 2.1 - 2.3 3.5 - 3.8 TSO equity value TSO equity value TSO equity value (1) (2) 21

 PADD V and California economic recovery expected to continue  Demand expected to improve, driven by distillates  Stable refining margin outlook  Regulatory environment is challenging but manageable  Future refining competitiveness impacted by ability to: – Produce distillates – Maintain a competitive cost structure – Efficiently meet regulations  Potential additional West Coast crude oil supply growth PADD V and California remain attractive for efficient, integrated refining and marketing businesses WEST COAST MARKET OVERVIEW 22

Gasoline Gasoline Gasoline Jet Jet Jet Diesel Diesel Diesel Ethanol Ethanol Ethanol Renewable Fuel Renewable Fuel 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2004-2009 2009-2011 2012-2018 WEST COAST SUPPLY AND DEMAND MB D Increasing demand for distillates offsets declining demand for refinery produced gasoline Current PADD V Clean Products Production Capacity  Demand expected to improve, driven by distillates  Excess refining capacity exists in PADD V 23 Source: DOE Annual Energy Outlook 2011

0 5 10 15 20 25 30 2004 2006 2008 2010 2012 2014 2016 2018 Stable long term margin outlook LOS ANGELES 321 CRACK SPREAD OUTLOOK Source: Purvin & Gertz, PIRA, Tesoro Los Angeles 321: (2 bbls LA CARB Gasoline + 1 bbl LA CARB Diesel)/3 bbls ANS $/bbl Los Angeles 321 $ barrel 2004 – 2011 Average 18.48 2009 – 2011 Average 13.71 2013 – 2018 Range 13.25 – 16.10 24

(8) (6) (4) (2) 0 2 4 6 8 10 12 14 2004 2006 2008 2010 2012 2014 2016 2018 Growth in diesel demand supports production shift from gasoline to diesel Source: Purvin & Gertz, PIRA, Tesoro CARB DIESEL TO CARB GASOLINE OUTLOOK $/bbl Differential $ barrel 2004 – 2011 Average 0.94 2009 – 2011 Average 0.08 2013 – 2018 Range 2.90 - 5.15 25

1 1.2 1.4 1.6 1.8 2 1989 1994 1999 2004 2009 2014 2019 2024 2029 2034 Market Demand Favors Gasoline PADD V DEMAND FOR GASOLINE RELATIVE TO DISTILLATES PADD V production must shift to distillates versus gasoline to meet demand Source: DOE, Tesoro, PIRA, P&G Market Demand Favors Distillates Approximate limit of FCC refineries Wilmington & Carson Capability Post Project Combined Capability 1:1 1.2:1 1.4:1 1.6:1 1.8:1 2:1 Ratio of Gasoline to Distillates 26

CALIFORNIA REGULATORY ENVIRONMENT


Lower
Gasoline to Distillate Ratio
More Competitive
LA and Carson
Golden Eagle
LA
BP Carson
Less Competitive
Higher
Lower

CO2 Reduction Requirement, tons CO2/MB

- Acquisition significantly improves Company's ability to address challenging AB32 regulations
  - Stationary source air emissions reductions
  - Low carbon fuel standard
  - Fuels under the cap impacts
- Impact
  - Higher cost for consumers
  - Demand reduction
  - Additional cost for refiners

Future competitiveness highly impacted by ability to produce distillates and efficiently meet regulations

Source: CARB, Tesoro, DOE, PIRA, P&G

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POTENTIAL INCREASES IN PADD V CRUDE OIL AVAILABILITY Additional crude oil supply should improve the West Coast crude oil cost position Beaufort, Chukchi Kenai Canadian Bakken West Texas Monterey Shale 28

EXECUTION CAPABILITIES  Comprehensive integration approach  Well defined roles and responsibilities  Execution objectives – Stability of operations – Synergy capture – Speed  Led by senior executive management Proven track record assimilating acquired assets 29

SUMMARY Acquisition creates value for Tesoro shareholders while providing significant benefits to California consumers and environment Transformational opportunity for Tesoro  Combines two assets creating world scale refinery  Expands integrated refining and marketing business  Strengthens West Coast business  Unique opportunity to capture annual synergies of $250 million  Increases diversity of earnings  Immediately accretive to earnings  Increases value of Tesoro Logistics LP Impactful for West Coast and California  Increases clean product yield to meet demand for distillates  Reduces stationary source air emissions  Improves feedstock and refined product distribution costs  Maintains well-established ARCO® business model 30

Kenai, AK 72 MBD Mandan, ND 68 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Wilmington/Carson, CA 363 MBD Kapolei, HI (1) 94 MBD THE NEW TESORO Current Future Refineries 7 7 Capacity (MBD) 675 941 Refining Complexity 9.8 10.5 Retail Stations 1,375 2,175 Employees 5,400 7,100 Retail Sales (MBD) 125 255 (1) Asset currently for sale 31

APPENDIX - NON-GAAP FINANCIAL MEASURE

TESORO

EBITDA represents earnings before interest and financing costs, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBTIDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities.

(In millions) Unaudited	Tesoro Base EBITDA		BP Assets EBITDA	
	2013 Estimate	2014 Estimate	2013 Estimate	2014 Estimate
Projected net earnings	$ 677	$ 662	$ 165	$ 160
Add: Income tax expense[1]	416	375	110	107
Add: Depreciation and amortization expense	462	477	147	193
Add: Interest and financing costs, net	100	100	53	65
Projected EBITDA	$ 1,655	$ 1,614	$ 475	$ 525

(In millions) Unaudited	Projected TLLP Annual EBITDA[2]		
	2013 Estimate	Post Announced Tesoro Sale to TLLP	Post Sale of Carson Logistics Assets[3]
Projected net earnings	$ 79	$ 92	$ 143
Add: Depreciation and amortization expense	14	17	37
Add: Interest and financing costs, net	7	31	65
Projected EBITDA	$ 100	$ 140	$ 245

(1) Income tax expense estimates calculated using the six months ended June 30, 2012 effective tax rate of 38% for 2013 and consensus research estimated rate of 36% for 2014. Taxes for the BP assets estimated at 40%.

(2) TLLP EBITDA is not representative of Tesoro Consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation.

(3) Tesoro intends to offer the Carson logistics assets in multiple transactions over 12 month period post close.

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